                               SCHEDULE 14A INFORMATION
                      PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                               PENN TREATY AMERICAN CORPORATION
         ______________________________________________________________________
                   (Name of Registrant as Specified In Its Charter)

         ______________________________________________________________________
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

    1)   Title of each class of securities to which transaction applies:

         ______________________________________________________________________

    2)   Aggregate number of securities to which transaction applies:

         ______________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ______________________________________________________________________

    4)   Proposed maximum aggregate value of transaction:

         ______________________________________________________________________

    5)   Total fee paid:

         ______________________________________________________________________

/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

         ______________________________________________________________________

    2)   Form, Schedule or Registration Statement No.:

         ______________________________________________________________________

    3)   Filing party:

         ______________________________________________________________________

    4)   Date Filed:

                     [PENN TREATY LETTERHEAD APPEARS HERE]



December  , 1996



Dear Shareholder:

    You are cordially invited to attend the Company's Special Meeting of Shareholders to be held at 10:30 a.m. on Tuesday, January 28, 1997 at the offices of the Company, 3440 Lehigh Street, Allentown, Pennsylvania. You are being asked to approve an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company. The reasons for the proposed amendment are discussed in detail in the enclosed proxy statement. You are urged to read it carefully.

    The Board hopes that as many shareholders as possible will join us for the meeting. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, you are requested to sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

    Thank you for your cooperation.

                                          Very truly yours,


                                          /s/ Irving Levit
                                          Irving Levit
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                        PENN TREATY AMERICAN CORPORATION
                               3440 LEHIGH STREET
                         ALLENTOWN, PENNSYLVANIA 18103

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               TO BE HELD TUESDAY
                                JANUARY 28, 1997
            TO THE SHAREHOLDERS OF PENN TREATY AMERICAN CORPORATION

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PENN TREATY AMERICAN CORPORATION (the "Company") will be held at the offices of the Company, 3440 Lehigh Street, Allentown, Pennsylvania on Tuesday, January 28, 1997, at 10:30 a.m. (the "Meeting") for the purpose of considering and voting upon the following matters:

     1. To consider and approve an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $.10 per share, from 10,000,000 shares to 25,000,000 shares; and

     2. To transact such other business as may properly come before the Meeting, or any adjournments, continuations or postponements thereof.

    Only those holders of Common Stock of record at the close of business on December 10, 1996 shall be entitled to notice of, and to vote at, the Meeting.

    All shareholders are cordially invited to attend the Meeting in person.


    EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING.


                                          By order of the Board of Directors,


                                                      [LOGO]

                                          /s/ DOMENIC P. STANGHERLIN
                                          Domenic P. Stangherlin
                                          Secretary


Allentown, Pennsylvania

December 18, 1996

                        PENN TREATY AMERICAN CORPORATION
                               3440 LEHIGH STREET
                         ALLENTOWN, PENNSYLVANIA 18103

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 28, 1997

                             INTRODUCTORY STATEMENT


    This Proxy Statement is being furnished to the shareholders of Penn Treaty American Corporation, a Pennsylvania corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Special Meeting of the shareholders of the Company to be held on Tuesday, January 28, 1997, at the offices of the Company, 3440 Lehigh Street, Allentown, Pennsylvania at 10:30 a.m., or at any adjournments, continuations or postponements thereof (the "Meeting"). This Proxy Statement and the accompanying proxy are first being mailed to the shareholders on or about December 18, 1996.


                            MATTERS TO BE CONSIDERED

    The matters to be considered and voted upon at the Meeting will be:

         1. To consider and approve an amendment to the Company's Restated Articles of Incorporation (the "Articles") to increase the number of authorized shares of Common Stock, par value $.10 per share ("Common Stock") from 10,000,000 shares to 25,000,000 shares; and

         2. To transact such other business as may properly come before the Meeting, or any adjournments, continuations or postponements thereof.

                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS


    The close of business on December 10, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments, continuations or postponements thereof. As of such date, there were outstanding 7,506,209 shares of Common Stock, held by 433 shareholders of record.


    Each share of Common Stock is entitled to one vote on all matters properly submitted at the Meeting. Shareholders may vote by proxy by returning the enclosed proxy to the Company. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the matters set forth in the accompanying Notice of Meeting will constitute a quorum for the transaction of business at the Meeting. Broker non-votes and abstentions will be included in the calculation of a quorum. The approval of the amendment to the Articles will require the affirmative vote, either in person or by proxy, of the holders of shares representing at least sixty-seven percent (67%) of the outstanding shares of Common Stock.

    Enclosed is a proxy for the shares of Common Stock held by you on the record date. Shares represented by valid proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendation of the Board of Directors FOR the approval of the amendment to the Articles. Any shareholder who executes a proxy may revoke it at any time before such proxy is voted by (i) delivering written notice to the Secretary of the Company at the Company's principal executive offices or
(ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date than the proxy being revoked. Shareholders who execute proxies but nevertheless attend the Meeting may revoke such proxies at any time before such proxies are voted by giving written notice to the Secretary.

    The expense of preparing, printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding solicitation material to such beneficial owners. The Company also has retained the services of Regan & Associates, Inc. at a cost of approximately $5,000 to perform proxy solicitation activities on behalf of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of December 10, 1996, information with respect to the beneficial ownership of Common Stock of the Company by (i) each person known to the Company to own 5% or more of the outstanding shares of Common Stock, (ii) each of the Company's directors and executive officers and
(iii) all of the directors and executive officers of the Company as a group. Each person named below has sole voting and investment power over the shares listed opposite his name, except as set forth in the footnotes to the table.


                                                                                            SHARES       PERCENT
NAME (1)                                                                                    OWNED     OF CLASS (2)
----------------------------------------------------------------------------------------  ----------  -------------
Irving Levit (3)........................................................................   1,855,288        24.44%
Domenic P. Stangherlin..................................................................      41,887        *
A. J. Carden (4)........................................................................      17,484        *
Michael F. Grill (5)....................................................................      27,834        *
Jack D. Baum (6)........................................................................      33,958        *
Glen A. Levit (7).......................................................................      17,476        *
Emile G. Ilchuk.........................................................................      11,500        *
C. Mitchell Goldman (8).................................................................       1,700        *
Cameron Waite...........................................................................      --           --
John W. Mahoney (9).....................................................................      12,000        *
                                                                                          ----------        -----
All directors and executive officers as a group (10 persons) (10).......................   2,019,127        26.31%


------------------------

  *  Less than 1%.

 (1) Unless otherwise noted, the address of each of the persons named above is in care of the Company.


 (2) Based on 7,506,209 shares outstanding, except that shares underlying options exercisable within 60 days are deemed to be outstanding for purposes of calculating the percentage owned by the holder of such options.


 (3) Irving Levit is the President, Chief Executive Officer and Chairman of the Board of the Company. Includes 49,450 shares held by a private foundation of which Mr. Levit is an officer and director, 40,007 shares held by Mr. Levit as trustee of a retirement account, 168,152 shares held by Mr. Levit as co-trustee of an irrevocable trust for Mr. Levit's five children and exercisable options to purchase 85,947 shares of Common Stock. Includes 30,000 shares held by Mr. Levit's wife as to which he disclaims beneficial ownership. Excludes 43,665 shares held by four of his adult children and options to purchase 89,142 shares of Common Stock.

 (4) Consists of exercisable options and excludes options to purchase 31,500 shares of Common Stock.

 (5) Consists of exercisable options and excludes options to purchase 26,250 shares of Common Stock.

 (6) Includes exercisable options to purchase 33,877 shares of Common Stock and excludes options to purchase 17,500 shares of Common Stock.

 (7) Includes exercisable options to purchase 2,250 shares of Common Stock and excludes options to purchase 18,750 shares of Common Stock.

 (8) Includes 375 shares held by Mr. Goldman's wife and 450 shares beneficially owned by Mr. Goldman's minor children.

 (9)  Consists of shares held jointly by Mr. Mahoney and his wife.

(10) Includes exercisable options held by members of the group to purchase 167,392 shares of Common Stock and excludes options held by members of the group to purchase 183,142 shares of Common Stock.

              PROPOSAL TO AMEND THE COMPANY'S RESTATED ARTICLES OF
             INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

PROPOSED AMENDMENT

    At the Meeting, the shareholders will be asked to vote on a resolution approving an amendment (the "Proposed Amendment") to Article FIFTH of the Articles to increase the number of authorized shares of Common Stock from 10,000,000 shares to 25,000,000 shares.

REASONS FOR THE PROPOSED AMENDMENT

    ISSUING COMMON STOCK INSTEAD OF CASH UPON CONVERSION OF THE NOTES

    Pursuant to a Purchase Agreement between the Company and the initial purchasers, on November 26, 1996, the Company issued $74,750,000 aggregate principal amount of its 6-1/4% Convertible Subordinated Notes due 2003 (the "Notes"). The initial purchasers purchased the Notes and then offered the Notes for sale to investors in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, at an initial offering price of 100% of the principal amount thereof.

    The Notes were issued under an Indenture, dated as of November 26, 1996 (the "Indenture") between the Company and First Union National Bank, as trustee. The Notes represent general unsecured subordinated obligations of the Company. The Notes are convertible into shares of Common Stock, at the option of the holder thereof, at any time after February 24, 1997 until the close of business on November 28, 2003, subject to prior redemption or repurchase, at an initial conversion price of $28.44 per share. The conversion price is subject to adjustment (under formulae set forth in the Indenture) upon the occurrence of certain events, including, but not limited to: (i) the issuance of Common Stock as a dividend or distribution on the outstanding Common Stock; (ii) the issuance to all holders of Common Stock of certain rights, options or warrants to purchase Common Stock at less than the Current Market Price (as defined in the Indenture); (iii) certain subdivisions, combinations and reclassifications of Common Stock; (iv) certain defined distributions to all holders of Common Stock of any class of capital stock of the Company; (v) certain cash distributions; and (vi) the purchase of Common Stock pursuant to a tender offer made by the Company or any of its subsidiaries in certain defined circumstances.


    As of December 10, 1996, 7,506,209 shares of Common Stock were outstanding and 605,629 shares of Common Stock were held in treasury. The Company currently does not have a sufficient number of shares of Common Stock available for issuance upon the conversion of all of the Notes and the exercise of all outstanding options granted by the Company pursuant to the Company's Employee Incentive Stock Option Plan and Agent Stock Option Plan. The Company will be required to pay cash in an amount equal to the Market Price (as defined below under the heading "Alternative Plan if Proposed Amendment is Not Adopted") for the portion of Notes converted for which the Company does not have a sufficient number of shares of Common Stock available. The Board of Directors is recommending approval of the Proposed Amendment in order to avoid the necessity of making any cash payments to the holders of the Notes.


    OTHER POTENTIAL USES

    The increase in the authorized number of shares of Common Stock is also being proposed because the Board of Directors believes that it is advisable to have authorized but unissued shares of Common Stock available for various corporate purposes. The Company may from time to time consider acquisitions, stock dividends or stock splits, and public or private financings to provide the Company with capital, all of which may involve the issuance of additional shares of Common Stock or securities convertible into Common Stock. In addition, the authorized capital stock could be used for stock options, warrants, employee benefit plans, shareholder rights plans (which could contain anti-takeover measures) and other distributions. The Board of Directors believes that having authority to issue additional shares of Common Stock, without, except as required by law, obtaining specific shareholder approval will avoid the possible delay of calling and holding a special meeting of shareholders to increase the Company's authorized capital at the time a transaction may be proposed, so as to enhance the Company's ability to take prompt advantage of market conditions and to respond promptly to any future acquisition opportunities.

    Other than shares to be reserved for issuance upon conversion of the Notes and exercise of the options granted by the Company pursuant to the Company's Employee Incentive Stock Option Plan and Agent Stock Option Plan as discussed above, the Company has no present plan, understanding or arrangement to issue any of the additional shares of Common Stock that will be authorized if the Proposed Amendment is approved.

    The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing Common Stock. Depending on the circumstances, any issuance of additional shares of Common Stock may dilute the present equity ownership of current shareholders. If the Proposed Amendment is approved, the Board of Directors will have the authority to issue the additional authorized shares of Common Stock to such persons and for such consideration as it may determine without further action by the shareholders except as required by law, the Articles or the rules of any stock exchange or national interdealer quotation system on which the Company's securities may then be listed.

    Although the Proposed Amendment is not intended to be an anti-takeover measure, shareholders should note that, under certain circumstances, the additional shares of Common Stock could be used to make any attempt to gain control of the Company or the Board of Directors more difficult or time-consuming. The Proposed Amendment might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's stock, to acquire control of the Company, because the issuance of the additional shares of Common Stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of the Company. If so used, the effect of the additional authorized shares of Common Stock might be (i) to deprive shareholders of an opportunity to sell their stock at a higher price as a result of a tender offer or other purchase of shares by a person seeking to obtain control of the Company or (ii) to assist incumbent management in retaining its present position.

    The Articles do contain certain provisions intended to be anti-takeover in nature including provisions: (i) authorizing the Board of Directors, without further action by the shareholders, to issue shares of preferred stock; (ii) creating a staggered Board of Directors, divided into three classes, each of which is comprised of three directors elected for a three-year term with one class being elected each year; (iii) requiring the approval of 67% of the voting power of the stock entitled to vote in the election of directors to remove directors without cause; (iv) requiring the affirmative vote of shareholders owning at least 67% of the outstanding shares of the Common Stock in order for the Company to: (a) amend, repeal or add any provision to the Articles; (b) merge or consolidate with another corporation, other than a wholly-owned subsidiary; (c) exchange shares of the Common Stock in such a manner that a corporation, person or entity acquires the issued or outstanding shares of Common Stock pursuant to a vote of shareholders; (d) sell, lease, convey, encumber or otherwise dispose of all or substantially all of the property or business of the Company; or (e) liquidate or dissolve the Company; and (v) permitting the Board of Directors to oppose a tender offer or other offer for the Company's securities, and allowing the Board of Directors to consider any pertinent issue in determining whether to oppose any such offer. In addition, the Company's By-laws require shareholders to give timely written notice to the Company and to provide certain information with respect to any candidate nominated by shareholders for election as a director of the Company. See the description of such requirements under the heading "Shareholder Proposals" below.


    The Pennsylvania Business Corporation Law of 1988, as amended (the "BCL") also contains certain shareholder protection provisions applicable to the Company that may have an anti-takeover effect including (i) a "control transaction" provision that allows holders of voting shares of a corporation to "put" their stock to an acquiror for fair value in the event of a control transaction (the acquisition of 20% of the voting stock of the corporation); (ii) an "interested shareholder" provision that precludes the beneficial owner of 20% of the voting stock of a corporation or certain affiliates of the corporation from engaging in a business combination with the corporation for a period of five years unless: (a) the board approves the business combination or the acquisition of shares in advance, or (b) if the interested shareholder owns 80% of such stock, the business combination is approved by a majority of the disinterested shareholders and the transaction satisfies certain "fair price" provisions; (iii) a provision authorizing corporations to adopt shareholders' rights plans with discriminatory provisions (sometimes referred to as poison pills) which take effect only in the event of a control transaction; (iv) a provision allowing directors taking action with respect to a tender offer or takeover proposal to consider the effects of any action upon employees, suppliers, customers, communities where the corporation is located and all other pertinent factors when determining whether the action is in the best interests of the corporation; and (v) a provision removing the statutory right of shareholders to call special meetings of shareholders or to propose amendments to the articles of incorporation.

    The foregoing provisions may discourage certain types of transactions that involve a change of control of the Company and ensure a measure of continuity in the management of the business and affairs of the Company. While the Company does not currently have a shareholders' rights plan or poison pill, the effect of the above-described provisions may be to deter hostile takeovers at a price higher than the prevailing market price for the Common Stock and to permit current management to remain in control of the Company.

    In addition to the provisions of the BCL, the insurance laws and regulations of each of Pennsylvania and Vermont, which are applicable to the Company, provide, among other things, that without the consent of the insurance commissioner of each such state, no person may acquire control of the Company and that any person or holder of shares of Common Stock or securities convertible into such Common Stock (such as the Notes) possessing 10% or more of the aggregate voting power of the Common Stock (inclusive of shares issuable upon conversion of all such convertible securities) will be presumed to have acquired such control unless each such insurance commissioner, upon application, has determined otherwise.

    The holders of Common Stock have no preemptive rights to purchase additional shares of Common Stock.

ALTERNATIVE PLAN IF PROPOSED AMENDMENT IS NOT ADOPTED

    The Company currently does not have a sufficient number of shares of Common Stock available for issuance upon the conversion of all of the Notes and the exercise of all outstanding options granted by the Company pursuant to the Company's Employee Incentive Stock Option Plan and Agent Stock Option Plan. In the event the Proposed Amendment is not approved by the shareholders at the Meeting, and a holder of Notes desires to convert all, or any portion, of its Notes into shares of Common Stock at a time when the Company does not have a sufficient number of shares of Common Stock available for such conversion, in lieu of delivering shares of Common Stock upon conversion of that portion of such holder's Notes for which there is an insufficient number of shares of Common Stock (the "Cash Equivalent Notes"), the Company will pay to the holder converting the Cash Equivalent Notes an amount in cash equal to the Market Price of the shares of Common Stock into which the Cash Equivalent Notes are then convertible. "Market Price" means the average of the last reported closing prices of the Common Stock for the ten trading day period (appropriately adjusted to take into account the occurrence during such period of certain events that would result in an adjustment of the conversion price), commencing on the first trading day after delivery of notice to such holder that the Company must pay cash in lieu of delivering shares of Common Stock.

PREFERRED STOCK

    The Articles also authorize the issuance of 5,000,000 shares of preferred stock, which the Board of Directors has the power to issue in one or more series and to fix the number of shares of each series and all designations, preferences, qualifications, limitations, restrictions and special or relative rights, if any, of the shares in each series. The Proposed Amendment does not increase or otherwise affect the Company's authorized preferred stock.

LANGUAGE OF THE PROPOSED AMENDMENT

    If the Proposed Amendment is approved by the shareholders at the Meeting, the first paragraph of Article FIFTH of the Articles will be amended and restated so that such first paragraph of such Article FIFTH shall be and read in its entirety as follows:

           "FIFTH: The aggregate number of shares which the Corporation shall have authority to issue is 25,000,000 shares of common stock, par value $.10 per share ("Common Stock"); and 5,000,000 shares of preferred stock, par value $1.00 per share ("Preferred Stock")."

    No other changes will be required to the current Article FIFTH of the Articles.

ACTION BY SHAREHOLDERS

    The Board of Directors believes that adoption of the Proposed Amendment is in the best interest of the Company and its shareholders. Approval of the Proposed Amendment requires a favorable vote of the holders of sixty-seven percent (67%) of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the effect of a vote against the Proposed Amendment, but will be counted in determining the presence of a quorum.

    The Board of Directors recommends that you vote FOR the adoption of the Proposed Amendment to the Articles.

                             SHAREHOLDER PROPOSALS

    The By-laws of the Company set forth procedures for shareholders to nominate directors for election. In order for shareholders to nominate directors for election, shareholders must give timely written notice to the President of the Company and make certain specified disclosures to the extent known to such shareholder including (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of Common Stock that will be voted for each proposed nominee by such shareholder; and (iv) the name and residence address of such shareholder. In order for the notice to be timely, it must be submitted to the Company not less than 50 nor more than 75 days prior to any meeting of shareholders called for the election of directors; provided, however, if less than 50 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the day on which notice of the meeting was mailed.

    In addition, any shareholder proposals intended for inclusion in the proxy materials for the 1997 Annual Meeting of Shareholders must be received in writing by the Company on or before January 5, 1997. The inclusion of any proposal in the proxy materials will be subject to the applicable rules of the Securities and Exchange Commission.

                                 OTHER MATTERS

    At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the Meeting is that which is presented above. If any other matter or matters are properly brought before the Meeting, or any adjournments, continuations or postponements thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

    YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING IN PERSON.

                                          By order of the Board of Directors


                                          /s/ Domenic P. Stangherlin
                                          Domenic P. Stangherlin
                                          Secretary


December 18, 1996
Allentown, Pennsylvania

                           PENN TREATY AMERICAN CORPORATION

                      PROXY SOLICITED BY THE BOARD OF DIRECTORS
                           SPECIAL MEETING OF SHAREHOLDERS
                                   JANUARY 28, 1997



    The undersigned shareholder(s) of Penn Treaty American Corporation, a Pennsylvania corporation ("Penn Treaty"), revoking all previous proxies, hereby appoints Irving Levit and A. J. Carden, and each of them acting individually, as the attorneys and proxies of the undersigned, with full power of substitution, to cast all votes for all shares of Penn Treaty common stock, par value $0.10 per share ("Penn Treaty Common Stock"), which the undersigned would be entitled to cast if personally present at the Special Meeting of Shareholders of Penn Treaty, to be held at 3440 Lehigh Street, Allentown, Pennsylvania, on Tuesday, January 28, 1997 at 10:30 a.m., local time, and any and all adjournments, continuations or postponements thereof. Said proxies are authorized and directed to vote as indicated with respect to the following matters:

    1. To amend Article FIFTH of the Restated Articles of Incorporation of Penn Treaty to increase the authorized shares of Penn Treaty Common Stock from 10,000,000 shares to 25,000,000 shares.

            FOR / /                AGAINST / /                  ABSTAIN / /

    2. To vote on such other business as may properly come before the Special Meeting of Shareholders and any and all adjournments, continuations or postponements thereof.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT TO PENN TREATY'S RESTATED ARTICLES OF INCORPORATION. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY AND ALL ADJOURNMENTS, CONTINUATIONS OR POSTPONEMENTS THEREOF.




                        (PLEASE DATE AND SIGN ON REVERSE SIDE)
                  _________________________________________________

                                     (continued from reverse side)


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND THE PROXY STATEMENT.



NOTE: PLEASE SIGN THIS PROXY EXACTLY AS             DATED:               , 199
THE NAME(S) APPEARS HEREON.  WHEN SIGNING                  --------------     --
AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR,
TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH.
PROXIES EXECUTED IN THE NAME OF A CORPORATION       ----------------------------
SHOULD BE SIGNED ON BEHALF OF THE CORPORATION       SIGNATURE OF SHAREHOLDER
BY A DULY AUTHORIZED OFFICER.  WHERE SHARES ARE
OWNED IN THE NAME OF TWO OR MORE PERSONS, ALL
SUCH PERSONS SHOULD SIGN THIS PROXY.
                                                    ----------------------------
                                                    SIGNATURE OF SHAREHOLDER



PLEASE SIGN, DATE AND RETURN IN THE
ENCLOSED POSTAGE PAID ENVELOPE.